                  SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                  ----------------------------------------------
                                      STATE OF          DOING BUSINESS
NAME OF COMPANY                     INCORPORATION       UNDER NAME OF
---------------                     -------------       --------------
Anheuser-Busch, Incorporated          Missouri          Anheuser-Busch, Incorporated

Anheuser-Busch Asia, Inc.             Delaware          Anheuser-Busch Asia, Inc.

Anheuser-Busch Australia Limited      Delaware          Anheuser-Busch Australia Limited

Anheuser-Busch Distributors of        Delaware          Anheuser-Busch Distributors of
  New York, Inc.                                          New York, Inc.

Anheuser-Busch Entertainment          Delaware          Anheuser-Busch Entertainment
  Limited                                                 Limited

Anheuser-Busch Europe, Inc.           Delaware          Anheuser-Busch Europe, Inc.

Anheuser-Busch European Trade         United Kingdom    Anheuser-Busch European Trade
  Limited                                                 Limited

Anheuser-Busch Import Investments,    Delaware          Anheuser-Busch Import Investments,
  Inc.                                                    Inc.

Anheuser-Busch International, Inc.    Delaware          Anheuser-Busch International, Inc.

Anheuser-Busch International          Delaware          Anheuser-Busch International
  Holdings, Inc.                                          Holdings, Inc.

Anheuser-Busch Investments, S.L.      Barcelona, Spain  Anheuser-Busch Investments, S.L.

Anheuser-Busch Latin American         Delaware          Anheuser-Busch Latin American
  Development Corporation                                 Development Corporation

Anheuser-Busch Mexico, Inc.           Delaware          Anheuser-Busch Mexico, Inc.

Anheuser-Busch Recycling              Ohio              Anheuser-Busch Recycling
  Corporation                                             Corporation

Anheuser-Busch Sales of Hawaii, Inc.  Delaware          Anheuser-Busch Sales of Hawaii, Inc.

Anheuser-Busch Sales of South Bay,    Delaware          Anheuser-Busch Sales of South Bay,
  Inc.                                                    Inc.


                  SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                  ----------------------------------------------
                                      STATE OF          DOING BUSINESS
NAME OF COMPANY                     INCORPORATION       UNDER NAME OF
---------------                     -------------       --------------
Anheuser-Busch Spanish Holdings,      Delaware          Anheuser-Busch Spanish Holdings,
  Inc.                                                    Inc.

Anheuser-Busch Wholesaler             Delaware          Anheuser-Busch Wholesaler
  Development Corp.                                       Development Corp.

Anheuser-Busch World Trade Ltd.       Delaware          Anheuser-Busch World Trade Ltd.

August A. Busch & Co. of              Massachusetts     August A. Busch & Co. of
  Massachusetts, Inc.                                     Massachusetts, Inc.

BARI-Canada, Inc.                     Delaware          BARI-Canada, Inc.

Boardwalk and Baseball, Inc.          Delaware          Boardwalk and Baseball, Inc.

Budweiser Japan Company, Ltd.         Japan             Budweiser Japan Company, Ltd.

Budweiser Philippines, Inc.           Delaware          Budweiser Philippines, Inc.

Budweiser Wuhan International         China             Budweiser Wuhan International
  Brewing Company Limited                                 Brewing Company Limited

Busch Agricultural Resources, Inc.    Delaware          Busch Agricultural Resources, Inc.

Busch Agricultural Resources          Delaware          Busch Agricultural Resources
  International, Inc.                                     International, Inc.

Busch Biotech, Inc.                   Delaware          Busch Biotech, Inc.

Busch Creative Services Corporation   Delaware          Busch Creative Services Corporation

Busch Entertainment Corporation       Delaware          Busch Entertainment Corporation

Busch Foreign Sales Corporation       Barbados          Busch Foreign Sales Corporation

Busch International Sales             Delaware          Busch International Sales
  Corporation                                             Corporation

Busch Investment Corporation          Delaware          Busch Investment Corporation

Busch Mechanical Services, Inc.       Delaware          Busch Mechanical Services, Inc.

Busch Media Group, Inc.               Delaware          Busch Media Group, Inc.

Busch Properties, Inc.                Delaware          Busch Properties, Inc.

Busch Properties of Florida, Inc.     Florida           Busch Properties of Florida, Inc.

                  SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                  ----------------------------------------------
                                      STATE OF          DOING BUSINESS
NAME OF COMPANY                     INCORPORATION       UNDER NAME OF
---------------                     -------------       --------------
Civic Center Corporation              Missouri          Civic Center Corporation

Coleridge Corporation                 Delaware          Coleridge Corporation

Consolidated Farms, Inc.              Delaware          Consolidated Farms, Inc.

Eagle Packaging, Inc.                 Delaware          Eagle Packaging, Inc.

Fairfield Transport, Inc.             Delaware          Fairfield Transport, Inc.

HSH of Orlando, Inc.                  Florida           HSH of Orlando, Inc.

Kingsmill Realty, Inc.                Virginia          Kingsmill Realty, Inc.

Litchfield Development Corporation    Delaware          Litchfield Development Corporation

Manufacturers Cartage Company         Missouri          Manufacturers Cartage Company

Manufacturers Railway Company         Missouri          Manufacturers Railway Company

Metal Container Corporation           Delaware          Metal Container Corporation

Metal Container Corporation of        California        Metal Container Corporation of
  California                                              California

Metal Label Corporation               Tennessee         Metal Label Corporation

M.R.S. Redevelopment Corporation      Missouri          M.R.S. Redevelopment Corporation

MRS Transport Company                 Texas             MRS Transport Company

Nutri-Turf, Inc.                      Delaware          Nutri-Turf, Inc.

Pacific International Rice Mills,     Delaware          Pacific International Rice Mills,
  Inc.                                                    Inc.

Packaging Business Services, Inc.     Delaware          Packaging Business Services, Inc.

Pestalozzi Street Insurance           Bermuda           Pestalozzi Street Insurance
  Company, Ltd.                                           Company, Ltd.

Precision Printing and Packaging,     Delaware          Precision Printing and Packaging,
  Inc.                                                    Inc.

Sea World, Inc.                       Delaware          Sea World, Inc.

                  SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                  ----------------------------------------------
                                      STATE OF          DOING BUSINESS
NAME OF COMPANY                     INCORPORATION       UNDER NAME OF
---------------                     -------------       --------------
Sea World of Florida, Inc.            Florida           Sea World of Florida, Inc.

Sea World of Texas, Inc.              Delaware          Sea World of Texas, Inc.

Stag Brewing Company Limited          England           Stag Brewing Company Limited

St. Louis Refrigerator Car Company    Delaware          St. Louis Refrigerator Car Company

Wholesaler Equity Development         Delaware          Wholesaler Equity Development
  Corporation                                             Corporation

Williamsburg Transport, Inc.          Virginia          Williamsburg Transport, Inc.
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